UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 14, 2010 (May 11, 2010)

WEIGHT WATCHERS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-16769	11-6040273
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Madison Avenue, 17th Floor, New York, New York	10010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 589-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Weight Watchers International, Inc. (the “Company”) held its Annual Meeting of Shareholders on May 11, 2010. At this meeting, the Company’s shareholders (1) elected the persons listed below to serve as Class III directors for a term of three years expiring at the 2013 Annual Meeting of Shareholders and until their successors have been duly elected and qualified; and (2) ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 1, 2011. Set forth below are the voting results for these proposals.

(1)	Election of three Class III directors for a term of three years expiring at the 2013 Annual Meeting of Shareholders and until their successors have been duly elected and qualified:

Nominee Name	Votes For	Votes Withheld	Broker Non-Votes
Philippe J. Amouyal	61,432,994	11,311,088	2,155,990
David P. Kirchhoff	65,658,729	7,085,353	2,155,990
Kimberly Roy Tofalli	66,218,301	6,525,781	2,155,990

(2)	Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 1, 2011:

Votes For	Votes Against	Abstentions	Broker Non-Votes
74,821,296	69,755	9,021	N/A

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEIGHT WATCHERS INTERNATIONAL, INC.

DATED: May 14, 2010	By:	/s/ JEFFREY A. FIARMAN
	Name:	Jeffrey A. Fiarman
	Title:	Executive Vice President, General Counsel and Secretary

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